UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 2, 2013

MEDISWIPE INC.

(Exact name of registrant as specified in its charter)

Delaware	(000-1321002 )	20-8484256
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2151 East Jefferson Avenue, Detroit, MI. 48207

(Address of principal executive offices, including zip code)

(248) 262-6850

(Registrant's telephone number, including area code)

2000 Town Center, Suite 1900, Southfield, MI. 48075

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company has terminated its’ employment of Mr. Amish Parikh, and he no longer serves on the Company’s Board of Directors. The Company has no further obligations to Mr. Parikh.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

None

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDISWIPE INC.

By:	/s/ B. Michael Friedman
Name:	B. Michael Friedman
Title:	Chief Executive Officer

Dated:	4/29/2013